                                                                Exhibit 10.9

                       PREFERRED STOCK PURCHASE AGREEMENT

       AGREEMENT made as of this 28th day of April, 1994 by and between HealthDrive Corporation, a Delaware corporation (the "Company") and DCC International Holdings B.V., a Netherlands corporation (the "Investor").

       WHEREAS, the Investor has agreed to invest $500,000 in shares of Class B Convertible Preferred Stock, $.0l par value per share (the "Class B Preferred Stock"), and the Company has agreed to issue to the Investor shares of the Class B Preferred Stock, upon the terms and conditions set forth herein;

       NOW, THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound, the parties hereto agree as follows:

SECTION 1. TERMS OF PURCHASE

       1.1. DESCRIPTION OF SECURITIES AND PURCHASE PRICE. The Company has authorized the issuance and sale to the Investor of 181,818 shares (the "Preferred Shares") of its Class B Preferred Stock, for a purchase price of $2.75 per share.

       1.2. SALE AND PURCHASE. Subject to the terms and conditions set forth herein, the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company, the Preferred Shares for an aggregate purchase price of $500,000 (the "Purchase Price").

       1.3. CLOSING. A closing (the "Closing") of the sale and purchase of Shares shall take place at the offices of Goodwin, Procter & Hoar, Exchange Place, 53 State Street, Boston, MA 02109, at 10:00 A.M., on April 28, 1994, or such other date, time and place as shall be mutually agreed upon by the Company and the Investor (the "Closing Date"). At the Closing, the Company will deliver a stock certificate to the Investor evidencing the Preferred Shares, against full payment of the Purchase Price therefor by or on behalf of the Investor to the Company by wire transfer of immediately available funds or by certified or bank cashier's check.

       1.4. USE OF PROCEEDS. The Company shall use the proceeds from the sale of the Preferred Shares for working capital and expansion of its business, including, without limitation, acquisitions of the stock or assets of other businesses.

SECTION 2. REPRESENTATIONS AND WARRANTIES

       In order to induce the Investor to enter into this Agreement, the Company represents and warrants to the Investor as follows:

       2.1. ORGANIZATION AND CORPORATE POWER. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware. The Company has all required corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform this Agreement and generally to carry out the transactions contemplated hereby. The copies of the Certificate of Incorporation and By-laws of the Company, as amended to date, which have been furnished to counsel for the Investor by the Company, are correct and complete at the date hereof.

       2.2. AUTHORIZATION. The Company has full corporate power and authority to enter into this Agreement, to offer, issue, sell and deliver the Preferred Shares and to perform its other obligations hereunder. The execution, delivery and performance of this Agreement, and each other document and instrument to be executed and delivered to the Investor in connection herewith, have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement and such other documents and instruments, when executed and delivered, shall constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting enforcement of creditors rights generally, and the availability of equitable remedies, which are subject to the discretion of the court before which an action may be brought, and except as rights to indemnification may be subject to applicable federal and state securities laws. The Preferred Shares, and the Common Stock of the Company into which the Preferred Shares are convertible (the "Underlying Securities"), have been duly authorized and, when issued in accordance with this Agreement and the Certificate of Incorporation of the Company, as amended, will be duly and validly issued, fully paid and non-assessable.

       2.3. CAPITALIZATION. The Company has a total authorized capitalization of
(i) 2,992,658 shares of common stock, $.01 par value (the "Common Stock"), of which 2,000,000 shares are issued and outstanding, 571,428 shares are reserved for issuance upon conversion of the Company's Class A Convertible Preferred Stock and 181,818 shares are reserved for issuance upon conversion of the Class B Preferred Stock; (ii) 571,428 shares of Class A Convertible Preferred Stock; and (iii) 181,818 shares of Class B Preferred Stock, all of which shares will be issued to the Investor under this Agreement (the Common Stock, the Class A Convertible Preferred Stock, the Class B Preferred Stock and any other outstanding class of capital stock of the Company is referred to herein as the "Stock"). All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, and are fully paid and non-assessable and are owned of record by the persons named as stockholders in Schedule 2.3 hereto.

       2.4. FINANCIAL STATEMENTS. The Company has furnished the Investor with an unaudited balance sheet and an unaudited profit and loss statement for the Company and those professional corporations with which it has billing agreements, which financial statements are to the Company's best knowledge complete and correct in all material respects.

SECTION 3. [RESERVED]

SECTION 4. [RESERVED]


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SECTION 5. [RESERVED]

SECTION 6. REGISTRATION RIGHTS

       6.1. "PIGGY-BACK" REGISTRATIONS. (a) If at any time or times after the date hereof, the Company shall determine to register any of its Stock under the Securities Act (whether in connection with a public offering of securities by the Company, a public offering of securities by stockholders, or both, but not in connection with a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Securities and Exchange Commission (the "Commission") under the Securities Act is applicable), the Company will promptly give written notice thereof to the holders of Registrable Securities (as hereinafter defined in Section 6.5) then outstanding (the "Holders") and all other stockholders of record. In connection with any such registration, if within 15 days after the receipt of such notice, the Holders of the Registrable Securities request the inclusion of some or all Registrable Securities owned by them in such registration, the Company will use its best efforts to include in such registration statement all or any part of the Registrable Securities such Holders request to be registered; PROVIDED, HOWEVER, that in the case of the registration of Stock by the Company in connection with an underwritten public offering, the Company shall not be required to register Registrable Securities of the Holders in excess of the amount, if any, of Stock which the principal underwriter reasonably and in good faith agrees in writing to include in such offering in excess of the amount to be registered for the Company; and PROVIDED, FURTHER, that if any Registrable Securities are not included for this reason, the Company will nevertheless permit the Holders of Registrable Securities who have requested participation in the registration (on a pro rata basis in proportion to their respective holdings of Registrable Securities) to register at least such number of Registrable Securities which is equal to 50% of the number of shares of stock to be registered by shareholders in such offering prior to including in such registration any shares of any other shareholders. Nothing in this Section 6.1 is intended to prohibit stockholders other than the Holders of Registrable Securities from participating in an offering described in this Section 6.1.

             (b) If the Company includes in such a registration any securities to be offered by it, all expenses of the registration and offering and the reasonable fees and expenses of independent counsel for the Holders shall be borne by the Company (provided the Company shall not be required to bear the fees and expenses of more than one counsel for the Holders), except that the Holders shall bear underwriting discounts and commissions, dealer's fees and broker's fees and any transfer taxes attributable to the Registrable Securities being sold by such Holders. If the registration under this Section 6.1 is exclusively a secondary offering by Stockholders of the Company, the Holders shall bear their proportionate share of the expenses of the registration and offering (provided all stockholders registering shares thereunder bear their proportionate share of expenses), except expenses which the Company would have incurred whether or not registration was attempted, including, without limitation, the expense of preparing normal audited or unaudited financial statements or summaries consistent with this Agreement or applicable Commission filings.


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

             (c) Without in any way limiting the types of registrations to which this Section 6.1 shall apply, in the event that the Company shall effect a "shelf registration" under Rule 415 promulgated under the Securities Act, or any other similar rule or regulation ("Rule 415"), the Company shall take all necessary action, including, without limitation, the filing of post-effective amendments, to permit the Investor to include Registrable Securities with respect to each such offering (on a pro rata basis if so determined separately for each such offering by the underwriter in the circumstances set forth above) in such registration in accordance with the terms of this Section 6.1. If the Company elects to terminate any registration pursuant to this Section 6.1, the Company shall have no obligation to register the Registrable Securities sought to be registered by the Holders, provided that the Company shall bear all expenses of the registration incurred by the Holders up through the time of such termination, as provided above. In connection with any offering involving an underwriting of Stock to be issued by the Company, the Company shall not be required to include a Holder's Registrable Shares in such underwriting unless such Holder accepts the terms of the underwriting as agreed upon by the Company and the underwriters selected by the Company.

       6.2. REQUIRED REGISTRATION. (a) If, one hundred eighty (180) days following an initial public offering by the Company, on any two (2) occasions, Holders of not less than a majority of the Registrable Securities then outstanding notify the Company in writing that it or they intend to offer or cause to be offered for public sale at least twenty percent (20%) of the then issued and outstanding Registrable Securities have an aggregate proposed offering price of not less than $500,000, the Company will notify all of the Holders of Registrable Securities. Upon the written request of any such Holder delivered to the Company within fifteen (15) days after receipt from the Company of such notification, the Company will either (i) elect to make a primary offering of its securities to the public, in which case the rights of such Holders shall be as set forth in Section 6.1 (except that the Company shall not be permitted to limit the number of shares which may be registered by any Holder), or (ii) use its best efforts to cause such of the Registrable Securities as may be requested by any Holders (including the Holder or Holders giving the initial notice of intent to register hereunder) to be registered under the Securities Act in accordance with the terms of this Section 6.2. Nothing in this Section 6.2 shall prohibit other stockholders from participating in any such offering, provided that if the principal underwriter shall reasonably and in good faith determine that less than all of the shares proposed to be offered by the Holders and such other stockholders should be included in an offering pursuant to this Section 6.2, any reduction in the shares to be offered by Holders and such other holders will be made on a pro rata basis among the Holders and such other holders, in accordance with their respective ownership of stock of the Company.

             (b) All expenses of such registrations and offerings and the reasonable fees and expenses of not more than one independent counsel for the Holders shall be borne by the Company, except that the Holders shall bear underwriting discounts and commissions, dealer's fees and broker fees and any transfer taxes attributable to the Registrable Securities being sold by the Holders.


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             (c) The Company shall not be required to cause a registration statement requested pursuant to this Section 6.2 to become effective prior to ninety (90) days following the effective date of a registration statement initiated by the Company, if the request for registration has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to the Holders of Registrable Securities to the effect that the Company is commencing to prepare a Company initiated registration statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable); PROVIDED, HOWEVER, that the Company shall use its best efforts to achieve such effectiveness promptly following such ninety-day (90) period if the request pursuant to this Section 6.2 has been made prior to the expiration of such ninety-day (90) period. The Company may postpone the filing of any Registration Statement required hereunder for a reasonable period of time, not to exceed ninety (90) days, if the Company has been advised by legal counsel that such filing would require the disclosure of a material transaction or other matter and the Company determines reasonably and in good faith that such disclosure would have a material adverse effect on the Company or if the Board of Directors of the Company determines that immediate registration of such Registrable Securities could otherwise have a material adverse effect upon the Company.

      6.3. FORM S-3. (a) If the Company becomes eligible to use Form S-3 under the Securities Act or a comparable successor form, upon the written request of Holders of an aggregate of at least ten (10%) percent of the outstanding Registrable Securities (which request shall state the number of Registrable Securities to be sold), the Company will use its best efforts to effect registration of such Registrable Securities, PROVIDED, HOWEVER, that no more than two such registration statements need be filed by the Company in any 12-month period and the aggregate proposed offering price of the Registrable Securities shall not be less than $250,000. The Company shall give notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 6.3 and shall provide a reasonable opportunity for such Holders to participate in the registration. The Company shall not be required to cause a registration statement requested pursuant to this Section 6.3 to become effective ninety (90) days following the effective date of a registration statement initiated by the Company, if the request for registration has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to the Holders of Registrable Securities to the effect that the Company is commencing to prepare a Company-initiated registration statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable); PROVIDED, HOWEVER, that the Company shall use its best efforts to achieve such effectiveness promptly following such ninety-day (90) period if the request pursuant to this Section 6.3 has been made prior to the expiration of such ninety-day (90) period.

             (b) The Company may postpone the filing of any Registration Statement required hereunder for a reasonable period of time, not to exceed ninety (90) days, if the Company has been advised by legal counsel that such filing would require the disclosure of a material transaction or other factor and the Company determines reasonably and in good faith that such disclosure would have a material adverse effect on the Company or if the Board of Directors of the Company determines that immediate registration of such Registrable Securities could otherwise have a material adverse effect upon the Company. If so requested by any Holder in connection with a registration under this Section 6.3, the Company shall take such steps as are required to register such Holder's Registrable Securities for sale on a delayed or continuous basis under Rule 415 (if the offering of securities is permitted on a continuous or delayed basis), and to keep such registration effective until all of such Holder's Registrable Securities registered thereunder are sold; provided, however, in no event shall the Company be required to maintain the effectiveness of a registration statement for more than nine months.

             (c) All expenses incurred in connection with any registration requested pursuant to this Section 6.3 and the reasonable fees and expenses of not more than one independent counsel for the Holders shall be borne by the Company, except that the Holders shall bear underwriting discounts and commissions, dealer's fees and broker fees and any transfer tax attributable to the Registrable Securities being sold by the Holders.

      6.4. FURTHER OBLIGATIONS OF THE COMPANY. Whenever under the preceding sections of this Section 6 the Company is required hereunder to register Registrable Securities, it agrees that it shall also do the following:

             (i) Use its best efforts to diligently prepare for filing with the Commission a registration statement and such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale of securities covered by such registration statement for the period necessary to complete the proposed public offering; provided, however, that in no event will the Company be required to maintain the effectiveness of any registration statement for more than one hundred and twenty (120) days except as otherwise provided in Section 6.3(b).

             (ii) Furnish to each selling Holder such copies of each preliminary and final prospectus and such other documents as such Holder may reasonably request to facilitate the public offering of its Stock;

             (iii) Enter into any underwriting agreement with provisions reasonably required by the proposed underwriter for the selling Holders, if any; and

             (iv) Use its best efforts to register or qualify the Stock covered by said registration statement under the securities or "blue-sky" laws of such jurisdictions as the underwriter shall determine to be necessary to effect the sale of the shares offered thereby, provided that the Company shall not be required to register in any states which require it to qualify to do business or subject itself to general service of process.

      6.5. REGISTRABLE SECURITIES. For the purposes of this Section 6, the term "Registrable Securities" shall mean the shares of Common Stock and Class A Convertible


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

Preferred Stock (and any shares of Common Stock issuable upon conversion thereof) currently held by the Investor and any shares of Stock purchased by, or issued (upon conversion or otherwise) to, the Investor at or after the Closing, including without limitation, the Preferred Shares and any Stock issued by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation.

       6.6. INDEMNIFICATION. Incident to any registration statement referred to in this Section 6, and subject to applicable law, the Company will indemnify each underwriter, each Holder of Registrable Securities so registered, and each person controlling any of them, against all claims, losses, damages and liabilities, including legal and other expenses reasonably incurred in investigating or defending against the same, arising out of any untrue statement of a material fact contained therein, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any violation by the Company of the Securities Act, any state securities or "blue-sky" laws or any rule or regulation thereunder in connection with such registration, except insofar as the same may have been caused by an untrue statement or omission in the information furnished in writing to the Company by such underwriter, Holder, or controlling person, respectively, expressly for use therein, and in the case of any such untrue statement or omission based upon the information furnished in writing to the Company by any Holder, such Holder will indemnify the underwriters, the Company, its directors and officers, the other Holders and each person controlling any of them against any losses, claims, damages, expenses or liabilities to which any of them may become subject to the same extent.

       6.7. RULE 144 AND RULE 144A REQUIREMENTS. (a) If the Company becomes subject to the reporting requirements of either Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, the Company will use its best efforts to file with the Commission such information as the Commission may require under either of such Sections; and in such event, the Company shall use its best efforts to take all action as may be required to satisfy the public information requirement of Rule 144 under the Securities Act (or any successor exemptive rule hereafter in effect). The Company will not be required to file a registration statement under Sections 6.2 or 6.3 if (i) in the unqualified opinion of counsel to the Company, which counsel and opinion will reasonably be acceptable to the Holders then requesting registration, the Holders may then sell all Registrable Securities proposed to be sold in the manner proposed pursuant to Rule 144 without registration under the Securities Act, or (ii) the underwriter then representing the Company (or another underwriting reasonably acceptable to both the Company and the Holders) concludes that the Registrable Securities proposed to be sold may be sold (although in a manner different from the manner proposed by the Holders), in a single transaction or multiple simultaneous transactions at the proposed time and price. The Company shall furnish to any Holder of Registrable Securities upon request a written statement executed by the Company as to the steps it has taken to comply with the current public information requirement of Rule 144 or such successor rule.

             (B) RULE 144A. The Company covenants that it will provide the Holders of Registrable Securities upon the request of any such Holder, with the information required by Rule 144A under the Securities Act, as such Rule may be amended from time to time (or any similar rule or regulation hereafter adopted by the Commission), in the manner contemplated by such Rule, to enable such Holder to effect the resale of such Registrable Securities pursuant to such Rule.

      6.8. TRANSFER OF REGISTRATION RIGHTS. The registration rights of the Holders under this Section 6 may be transferred to any transferee of Registrable Securities (i) which is a consolidated subsidiary of the Investor or (ii) who or which acquires forty-nine percent (49%) or more (as adjusted for stock splits, stock dividends, reclassifications, recapitalizations and similar events), in the aggregate, of the Preferred Shares purchased by the Investor under this Agreement, the Class A Convertible Preferred Stock previously purchased by DCC Limited pursuant to a Preferred Stock Purchase Agreement dated May 8, 1992, and the Common Stock purchased by DCC Limited under the Stock Purchase Agreement, dated as of October 3, 1989. The Company shall be notified in writing of any transfer of Registrable Securities which results in the transfer of the registration rights under this Section 6 and must receive an opinion of counsel acceptable in form and substance to the Company that the transfer has been made in compliance with applicable securities laws and that the transferee has received the registration rights, Each such transferee shall be deemed to be a "Holder" for purposes of this Section 6.

      6.9. OBLIGATIONS OF HOLDERS IN A REGISTRATION. Any Holder of Registrable Securities included in any registration agrees to furnish such information regarding such person and the securities sought to be registered as the Company may reasonably require in order to satisfy the requirements of the Securities Act, any state securities laws and the rules and regulations promulgated thereunder, in connection with such registration, qualification or compliance. In addition, in connection with any underwritten public offering, each Holder agrees, for itself and its transferees (whether or not such Holder or such transferees have elected to include Registrable Securities in such offering), upon the request of the Company or the principal underwriter managing the public offering, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of the Preferred Shares, or any other Stock now owned or hereafter acquired by such Holder, without the prior written consent of the Company or such underwriter, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as the Company or the underwriter may specify.

SECTION 7. [RESERVED]

SECTION 8. GENERAL

      8.1. AMENDMENTS, WAIVERS AND CONSENTS. For the purposes of this Agreement and all agreements, documents and instruments executed pursuant hereto, except as otherwise specifically set forth herein or therein, no course of dealing between the Company and the Investor and no delay or the part of any party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof and thereof. No covenant or other provision hereof or thereof may be waived otherwise than by a written instrument signed by the party so waiving such covenant or other provision and no amendment or modification


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may be made to this Agreement unless such amendment or modification is in writing and executed by both the Company and the Investor. Any amendment or waiver effected in accordance with this Section 8.1 shall be binding upon the holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted) and each future holder of all such securities and the Company.

      8.2. SURVIVAL OF COVENANTS; ASSIGNABILITY OF RIGHTS. All covenants, agreements, representations and warranties made herein and in the certificates, exhibits, schedules or other documents delivered or furnished to the Investor by the Company pursuant to this Agreement shall be deemed material and to have been relied upon such Investor, and, except as provided otherwise in this Agreement, shall survive the delivery of the Preferred Shares and shall bind the Company's successors and assigns, whether so expressed or not, and, except as provided otherwise in this Agreement or in the Stockholders Agreement of even date herewith among the parties hereto and the other parties designated therein; provided, however, that the representations and warranties contained in Section 2 hereof shall expire on the third anniversary of this Agreement. All such covenants, agreements, representations and warranties shall inure to the benefit of the Investor or any consolidated subsidiary thereof that is a transferee of the Preferred Shares. Except as provided in the preceding sentence of this
Section 8.2 or in Section 6.8, the covenants and agreements made herein are for solely the benefit of the Investor and shall not inure to the benefit of transferees of the Preferred Shares.

      8.3. GOVERNING LAW. This Agreement shall be deemed to be a contract made under, and shall be construed in accordance with, the laws of The Commonwealth of Massachusetts.

      8.4. SECTION HEADINGS. The descriptive headings in this Agreement have been included for convenience only and shall not be deemed to limit or otherwise affect the construction of any provision hereof.

      8.5. CONFIDENTIALITY. The Investor agrees to hold confidential, and not to use for any purpose other than evaluating its investment in the Preferred Shares (and any other Stock of the Company held by the Investor), all information furnished to it by the Company under this Agreement which the Company identifies as confidential or proprietary, except for information which (a) is in the public domain, or enters the public domain other than by such Investor's breach of this Agreement, (b) was known to the Investor prior to its disclosure by the Company hereunder and is not otherwise subject to confidentiality restrictions,
(c) is disclosed to the Investor without restrictions of confidentiality by a third person who is not in breach of an obligation of confidentiality in doing so, (d) is required to be disclosed by any applicable law or regulation or by order of a judicial or administrative authority having jurisdiction, or (e) constitutes summary financial or descriptive business information disclosed by the Investor which is an investment fund as part of its regular reports to its partners or other investors.


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

      8.6. COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be taken to be an original, but such counterparts shall together constitute but one and the same document.

      8.7. NOTICES AND DEMANDS. Any notice, demand or other communication which by any provision of this Agreement or any agreement, document or instrument executed pursuant hereto, except as otherwise provided therein, is required or provided to be given shall be deemed to have been sufficiently given or served and received for all purposes when delivered by hand or two business days after sent by federal express, D.H.L. or other similar courier, and sent by telecopier with confirmation received to the following addresses:


TO THE INVESTOR                     With a copy to:

DCC International Holdings B.V.     Goodwin, Proctor & Hoar
c/o DCC House                       Exchange Place
Brewery Road                        53 State Street
Stillorgan, Blackrock               Boston, MA 02109
County Dublin, Ireland              Attn: Stuart M. Cable


TO THE COMPANY                      With a copy to:

HealthDrive Corporation             Choate, Hall & Stewart
25 Needham Street                   Exchange Place, 53 State Street
Newton, MA 02161                    Boston, MA 02109
Attn: Steven Charlap, M.D.          Attn: William Grieco, Esq.

or to such other address which either party may by registered mail notify the other party.

      8.8. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions or this Agreement.

      8.9. ENTIRE AGREEMENT; AMENDMENT OF 1992 AGREEMENT. This Agreement and the Stockholders Agreement referred to in Section 8.2 represent the entire agreement of the parties hereto with respect to the purchase of the Class B Convertible Preferred Stock. Section 6 of the Preferred Stock Purchase Agreement dated as of May 8, 1992 between the Company and DCC Limited (the "1992 Agreement") is hereby deleted in its entirety. Except as provided in the preceding sentence, the 1992 Agreement shall continue in full force and effect without amendment according to its terms.

      8.10. [Reserved].


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

      8.11. TERMINATION. This Agreement shall terminate and the provisions and rights granted hereunder shall have no further force and effect on the date on which the Investor (or if the Preferred Shares or any Common Stock is transferred from the Investor to any consolidated subsidiary thereof, such transferee) no longer holds any of the Company's Class A Convertible Preferred Stock or the Class B Preferred Stock, any shares of Common Stock into which the Class A Convertible Preferred Stock or Class B Preferred Stock were converted and any shares of Common Stock acquired pursuant to the Stock Purchase Agreement dated as of October 3, 1989 between the Company and DCC Limited, except that the registration rights provided in Section 6 hereof shall survive for as long as any transferee of the registration rights pursuant to Section 6.8 hereof continues to hold any Registrable Securities, and at such time as such transferee ceases to hold any Registrable Securities, such rights shall also terminate and have no further force or effect.


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


      IN WITNESS WHEREOF, the undersigned have executed this Agreement as a sealed instrument as of the day and year first above written.

                           HEALTHDRIVE CORPORATION


                           By: /s/ Steve Charlap
                               ------------------------------------------------
                               President


                           DDC INTERNATIONAL HOLDINGS B.V.


                               Internationale Nederlanden
                                (Nederland) Trust B.V.
                           By:
                               ------------------------------------------------
                               Director: G.A.L.R. Diepenheim  Mr. E.F. Switzers



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
                                  SCHEDULE 2.3

                    STOCKHOLDER                       SHARES HELD
                    -----------                       -----------
COMMON STOCK:
                    Steven S. Charlap                   940,000
                    Alec H. Jaret                       480,000
                    Cheryl V. Reicin                     21,200
                    Richard Dorr                          3,800
                    DCC Limited (Isle of Man)           555,000

CLASS A PREFERRED STOCK:

                    DCC Limited (Isle of Man)           571,428


The Company has issued stock options to various present and former employees and Directors of the Company and its related professional corporations.

Certain preemptive rights, restrictions on the transfer of shares of stock and/or registration rights are contained in (1) a certain Voting Agreement dated as of June 30,1989 by and among Steven Charlap, M.D., Alec H. Jaret, D.M.D., Cheryl V. Reicin and Richard Dorr, (2) a certain Stockholders Agreement dated as of the date hereof by and among the Company, DCC International Holdings B.V., DCC Limited, Steven Charlap. M.D., Alec H. Jaret, D.M.D. and Cheryl V. Reicin and (3) a certain Preferred Stock Purchase Agreement dated as of May 8,1992 by and between the Company and DCC Limited.

                               AMENDMENT NO. 1 TO
                       PREFERRED STOCK PURCHASE AGREEMENT
                           DATED AS OF APRIL 28, 1994

       Amendment, dated as of May 24, 1995 (the "Amendment"), by and between HealthDrive Corporation, a Delaware corporation (the "Company"), and DCC International Holdings B.V., a Netherlands corporation (the "Investor"). Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Agreement (as defined below).

       WHEREAS, the Company and the Investor are parties to that certain Preferred Stock Purchase Agreement, dated as of April 28, 1994 (the "Agreement"), pursuant to which the Investor purchased 181,818 shares of the Company's Class B Convertible Preferred Stock, par value $.01 per share (the "Preferred Shares");

       WHEREAS, DCC Limited, an Isle of Man corporation and an affiliate of the Investor ("Limited), is the owner of 555,000 shares of the Company's Common Stock, par value $.01 per share, and 571,428 shares of the Company's Class A Convertible Preferred Stock, par value $.0l per share (the "Limited Shares");

       WHEREAS, the Company, Limited, the Investor, Steven Charlap, M.D., Alec
H. Jaret, D.M.D. and Cheryl V. Reicin are parties to that certain Amended and Restated Stockholders Agreement dated as of April 28, 1994, as amended as of May 24, 1995 (the "Stockholders Agreement"); and

       WHEREAS, Limited wishes to transfer the Limited Shares to the Investor and, in connection therewith, the parties desire to amend the Agreement as set forth herein;

       NOW, THEREFORE, in consideration of the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Investor hereby agree as follows:

       1. Section 6.5 is hereby amended in its entirety to read as follows:

             "REGISTRABLE SECURITIES. For the purposes of this Section 6, the term "Registrable Securities" shall mean the shares of Common Stock and Class A Convertible Preferred Stock (and any shares of Common Stock issuable upon conversion thereof) currently held by Limited and any shares of Stock purchased by, or issued (upon conversion or otherwise) to, the Investor at or after the Closing, including without limitation, the Preferred Shares and any Stock issued by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation."

       2. Section 6.8 is hereby amended in its entirety to read as follows:

             "TRANSFER OF REGISTRATION RIGHTS. The registration rights of the Holders under this Section 6 may be transferred to any transferee of Registrable Securities (i) which is a Qualified Transferee, as such term is defined in Section 2(e) of the Stockholders Agreement, of the Investor, or (ii) who or which acquires forty-nine percent (49%) or more (as adjusted for stock splits, stock dividends, reclassifications, recapitalizations and similar events), in the aggregate, of the Preferred Shares and the Limited Shares. The Company shall be notified in writing of any transfer of Registrable Securities which results in the transfer of the registration rights under this Section 6 and must receive an opinion of counsel acceptable in form and substance to the Company that the transfer has been made in compliance with applicable securities laws and that the transferee has received the registration rights. Each such transferee shall be deemed to be a "Holder" for purposes of this Section 6.

       3. Section 8.2 is hereby amended by deleting the penultimate sentence in its entirety and replacing it with the following sentence:

       "All such covenants, agreements, representations and warranties shall inure to the benefit of the Investor or any Qualified Transferee of the Investor, as such term is defined in Section 2(e) the Stockholders Agreement, provided that DCC plc, a public limited company registered in Ireland and the owner of 100% of the outstanding shares of capital stock of the Investor and Limited ("DCC plc"), or a wholly-owned subsidiary of DCC plc, continues to own at least 99% of the capital stock of the Investor or any Qualified Transferee of the Investor."

       4. Section 8.11 is hereby amended in its entirety to read as follows:

             "TERMINATION. This Agreement shall terminate and the provisions and rights granted hereunder shall have no further force and effect as of and from the date upon which neither the Investor nor any Qualified Transferee of the Investor (as such term is defined in Section 2(e) of the Stockholders Agreement) no longer holds any of the Preferred Shares or the Limited Shares, or any shares of Common Stock into which such Preferred Shares or Limited Shares are converted, or at such time as DCC plc, or a wholly-owned subsidiary of DCC plc, holds less than 99% of the shares of capital stock of the Investor or any Qualified Transferee of the Investor, except that the provisions of Section 6 of this Agreement shall survive for as long as any transferee of the registration rights pursuant to Section 6.8 of this Agreement continues to hold any Registrable Securities, and at such time as such transferee ceases to hold any Registrable Securities, such rights shall also terminate and have no further force or effect."

       5. ASSIGNMENT; SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and permitted transferees, except as may be expressly provided otherwise herein.

       6. SEVERABILITY. In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment and such invalid, illegal and unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

       7. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       8. GOVERNING LAW. This Amendment shall be governed by and construed and enforced in accordance with the laws of The Commonwealth of Massachusetts.

       IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the date and year first above written.


                                    HEALTHDRIVE CORPORATION


                                    By: /s/ Steven Charlap MD
                                        ----------------------------------------
                                        Name: Steven Charlap, M.D.
                                        Title: President


                                    DCC INTERNATIONAL HOLDINGS B.V.


                                    By: /s/ Fergal O'Dwyer
                                        ----------------------------------------
                                        Name: Fergal O'Dwyer
                                        Title: Director


                                      -3-